BWX Technologies Reports Second Quarter 2023 Results
•2Q23 revenues of $612.4 million
•2Q23 net income of $58.7 million, adjusted EBITDA(1) of $107.0 million
•2Q23 diluted GAAP EPS of $0.64, non-GAAP(1) EPS of $0.65
•Selected to provide the nuclear system and fuel for DARPA's DRACO project, the first nuclear powered spacecraft
•Shipped final missile tube of the Block II contract from our Mount Vernon facility
•Narrowing 2023 non-GAAP(1) EPS guidance to $2.85-$3.00
Lynchburg, VA – August 3, 2023 - BWX Technologies, Inc. (NYSE: BWXT) ("BWXT", "we", "us" or the "Company") reported second quarter 2023 GAAP net income attributable to BWXT of $58.6 million, or diluted earnings per share (EPS) of $0.64, on second quarter revenues of $612.4 million. Second quarter 2023 non-GAAP(1) net income attributable to BWXT was $59.4 million, or non-GAAP(1) diluted EPS of $0.65. Second quarter 2023 adjusted earnings before interest, taxes, depreciation, and amortization (EBITDA)(1) was $107.0 million. A reconciliation of non-GAAP results are detailed in Exhibit 1.

“Our second quarter 2023 results were ahead of expectations, driven largely by exceptional performance in Commercial Operations, with solid execution in both our commercial nuclear and medical businesses,” said Rex D. Geveden, president and chief executive officer. “In the first half of the year we made significant progress onboarding new team members. As expected, this contributed to a sequential margin decline in our Government Operations business, but positions us well for the future growth opportunities we see materializing across our markets.”

“In June, we reached an important operational milestone by delivering our final missile tube. While this business line has had its challenges, I am proud of our team for its dedication to this important Navy program,” said Geveden. “We continue to effectively execute our growth strategy across multiple nuclear markets. In that vein, we are excited to announce that NASA and DARPA selected BWX Technologies to build a prototype nuclear rocket engine for demonstration in space, highlighting our ability to address power and propulsion applications in all domains including maritime, terrestrial, and now space, with our best-in-class nuclear solutions.”

“Looking forward, we continue to see momentum building for the use of nuclear technologies in our national security, clean energy and medical markets,” continued Geveden. “Given solid demand trends, and our strong first half results, we are narrowing our 2023 adjusted EPS guidance to $2.85-$3.00.”
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

Financial Results Summary

	Three Months Ended June 30,
	2023	2022	$ Change	% Change
	(Unaudited) (In millions, except per share amounts)
Revenues
Government Operations	$492.0	$436.5	$55.4	13%
Commercial Operations	$120.9	$118.5	$2.4	2%
Consolidated	$612.4	$554.2	$58.2	11%
Operating Income
Government Operations	$82.2	$83.8	$(1.6)	(2)%
Commercial Operations	$11.0	$12.9	$(1.8)	(14)%
Unallocated Corporate (Expense)	$(6.6)	$(1.4)	$(5.1)	NM
Consolidated	$86.7	$95.2	$(8.6)	(9)%
Consolidated non-GAAP(1)	$87.6	$96.1	$(8.5)	(9)%
EPS (Diluted)
GAAP	$0.64	$0.82	$(0.18)	(22)%
Non-GAAP(1)	$0.65	$0.82	$(0.17)	(21)%
Net Income
GAAP	$58.7	$74.7	$(16.0)	(21)%
Non-GAAP(1)	$59.5	$75.5	$(16.0)	(21)%
Adjusted EBITDA(1)
Government Operations	$95.5	$95.7	$(0.2)	—%
Commercial Operations	$15.8	$18.2	$(2.4)	(13)%
Corporate	$(4.3)	$0.9	$(5.2)	NM
Consolidated	$107.0	$114.7	$(7.7)	(7)%
Cash Flows
Operating Cash Flow(2)	$80.6	$77.4	$3.2	4%
Capital Expenditures(2)	$39.8	$42.5	$(2.7)	(6)%
Free Cash Flow(1)	$40.8	$34.9	$5.9	17%
Dividends Paid(2)	$21.1	$20.1	$1.0	5%
NM = Not Meaningful
(2) Items named in the Financial Results Summary differ from names in BWXT Financial Statement. Operating Cash Flow = Net Cash Provided by Operating Activities; Capital Expenditures = Purchases of Property, Plant and Equipment; Share Repurchases = Repurchases of Common Stock; Dividends Paid = Dividends Paid to Common Shareholders

Revenues
Second quarter revenue increased in both operating segments. The Government Operations increase was driven by higher naval nuclear component production and microreactors volume, partially offset by lower long-lead material procurement. The Commercial Operations increase was driven by an increase in medical sales as well as higher revenue associated with commercial nuclear field services, which was partially offset by lower fuel fabrication and nuclear component volumes.
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

Operating Income and Adjusted EBITDA(1)
Second quarter operating income decreased in both operating segments. The Government Operations decrease was mainly due to higher costs associated with the increase in staffing levels and associated training and related inefficiencies, as well as mix, due to higher advanced technologies revenue. The Commercial Operations decrease was largely due to a less favorable business mix that was weighted toward refurbishment and life extension field services, compared to a greater mix of outage work in the second quarter of 2022, and mitigated by higher profitability in medical.

Second quarter total adjusted EBITDA(1) decreased for the reasons noted above.
EPS
The second quarter GAAP and non-GAAP EPS(1) decrease was driven primarily by lower operating income as well as higher interest expense and lower pension income.
Cash Flows
Operating cash flow increased as lower net income was offset by improving working capital management. Lower capital expenditures were driven by lower spending on two major growth capital campaigns, for U.S. naval nuclear reactors and medical radioisotopes, that are nearing completion, partially offset by an increase in capital expenditures for microreactors.
Dividend
BWXT paid $21.1 million in dividends to shareholders in second quarter 2023. On August 2, 2023, the BWXT Board of Directors declared a quarterly cash dividend of $0.23 per common share payable on September 7, 2023, to shareholders of record on August 17, 2023.
2023 Guidance
BWXT reaffirmed its 2023 guidance for increased adjusted EBITDA and free cash flow, and narrowed its guidance range for non-GAAP(1) EPS.

(In millions, except per share amounts)	Year Ended	Year Ending	Year Ending
	December 31, 2022	December 31, 2023	December 31, 2023
	Results	Current Guidance	Prior Guidance
Revenue	$2,233	>$2,400	~$2,400
Adjusted EBITDA(1)	$439	~$475	~$475
Adjusted Pre-tax Income(1)	$378	~$350	~$350
Non-GAAP(1) Earnings Per Share	$3.13	$2.85 - $3.00	$2.80 - $3.00
Free Cash Flow(1)	$46	~$200	~$200
Additional information can be found in the 2023 second quarter earnings call presentation on the BWXT investor relations website at www.bwxt.com/investors. The Company does not provide GAAP guidance because it is unable to reliably forecast most of the items that are excluded from GAAP to calculate non-GAAP results. These items could cause GAAP results to differ materially from non-GAAP results.
Conference Call to Discuss Second Quarter 2023 Results
Date: Thursday, August 3, 2023, at 5:00 p.m. EST
Live Webcast: Investor Relations section of website at www.bwxt.com
Full Earnings Release Available on BWXT Website
A full version of this earnings release is available on our Investor Relations website at http://investors.bwxt.com/2Q2023-release.
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

BWXT may use its website (www.bwxt.com) as a channel of distribution of material Company information. Financial and other important information regarding BWXT is routinely accessible through and posted on our website. In addition, you may elect to automatically receive e-mail alerts and other information about BWXT by enrolling through the “Email Alerts” section of our website at http://investors.bwxt.com.
Non-GAAP Measures
BWXT uses and makes reference to adjusted EBITDA, free cash flow and free cash flow conversion, which are not recognized measures under GAAP. BWXT is providing these non-GAAP measures to supplement the results provided in accordance with GAAP and it should not be considered superior to, or as a substitute for, the comparable GAAP measures. BWXT believes the non-GAAP measures provide meaningful insight and transparency into the Company’s operational performance and provides these measures to investors to help facilitate comparisons of operating results with prior periods and to assist them in understanding BWXT's ongoing operations. Definitions for the non-GAAP measures are provided below and reconciliations are detailed in Exhibit 1, except that reconciliations of forward-looking GAAP measures are not provided because the company is unable to reliably forecast most of the items that are excluded from GAAP to calculate non-GAAP results. Other companies may define these measures differently or may utilize different non-GAAP measures, thus impacting comparability.
Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) is calculated using non-GAAP net income, plus provision for income taxes, less other – net, less interest income, plus interest expense, plus depreciation and amortization.
Adjusted pre-tax income is non-GAAP income before provision for income taxes.
Free Cash Flow (FCF) is calculated using net income to derive net cash provided by (used in) operating activities less purchases of property, plant and equipment.
Free Cash Flow conversion is free cash flow divided by net income.
Forward-Looking Statements
BWXT cautions that this release contains forward-looking statements, including, without limitation, statements relating to backlog, to the extent they may be viewed as an indicator of future revenues; our plans and expectations for each of our reportable segments, including growth opportunities and the expectations, timing and revenue of our strategic initiatives, such as medical radioisotopes, SMR components and recent acquisitions; disruptions to our supply chain and/or operations, changes in government regulations and other factors; and our expectations and guidance for 2023 and beyond. These forward-looking statements are based on management’s current expectations and involve a number of risks and uncertainties, including, among other things, our ability to execute contracts in backlog; the lack of, or adverse changes in, federal appropriations to government programs in which we participate; the demand for and competitiveness of nuclear products and services; capital priorities of power generating utilities and other customers; the timing of technology development, regulatory approvals and automation of production; the receipt and/or timing of government approvals; the potential recurrence of subsequent waves or strains of COVID-19 or similar diseases; labor market challenges, including employee retention and recruitment; adverse changes in the industries in which we operate; and delays, changes or termination of contracts in backlog. If one or more of these risks or other risks materialize, actual results may vary materially from those expressed. For a more complete discussion of these and other risk factors, see BWXT’s filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2022 and subsequent Form 10-Q filings. BWXT cautions not to place undue reliance on these forward-looking statements, which speak only as of the date of this release, and undertakes no obligation to update or revise any forward-looking statement, except to the extent required by applicable law.
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

About BWXT
At BWX Technologies, Inc. (NYSE: BWXT), we are People Strong, Innovation Driven. Headquartered in Lynchburg, Virginia, BWXT is a Defense News Top 100 manufacturing and engineering innovator that provides safe and effective nuclear solutions for global security, clean energy, environmental restoration, nuclear medicine and space exploration. With approximately 7,000 employees, BWXT has 14 major operating sites in the U.S., Canada and the U.K. In addition, BWXT joint ventures provide management and operations at a dozen U.S. Department of Energy and NASA facilities. Follow us on Twitter at @BWXT and learn more at www.bwxt.com.

Investor Contact:		Media Contact:
Chase Jacobson		Jud Simmons
Vice President, Investor Relations		Senior Director, Media and Public Relations
980-365-4300	Investors@bwxt.com	434-522-6462	hjsimmons@bwxt.com

(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

EXHIBIT 1
BWX TECHNOLOGIES, INC.
RECONCILIATION OF NON-GAAP OPERATING INCOME AND EARNINGS PER SHARE(1)(2)(3)
(In millions, except per share amounts)

Three Months Ended June 30, 2023
	GAAP	Restructuring Costs	Acquisition-related Costs	Non-GAAP

Operating Income	$86.7	$0.9	$0.1	$87.6
Other Income (Expense)	(8.7)	—	—	(8.7)
Income Before Provision for Income Taxes	77.9	0.9	0.1	78.9
Provision for Income Taxes	(19.3)	(0.1)	(0.0)	(19.4)
Net Income	58.7	0.8	0.1	59.5
Net Income Attributable to Noncontrolling Interest	(0.1)	—	—	(0.1)
Net Income Attributable to BWXT	$58.6	$0.8	$0.1	$59.4

Diluted Shares Outstanding	91.8			91.8
Diluted Earnings per Common Share	$0.64	$0.01	$0.00	$0.65
Effective Tax Rate	24.7%			24.6%

Government Operations Operating Income	$82.2	$0.2	$—	$82.4
Commercial Operations Operating Income	$11.0	$0.4	$—	$11.5
Unallocated Corporate Operating Income	$(6.6)	$0.3	$0.1	$(6.2)

Three Months Ended June 30, 2022
	GAAP	Restructuring Costs	Acquisition-related Costs	Non-GAAP

Operating Income	$95.2	$0.3	$0.6	$96.1
Other Income (Expense)	2.9	—	—	2.9
Income Before Provision for Income Taxes	98.1	0.3	0.6	99.0
Provision for Income Taxes	(23.4)	(0.1)	(0.0)	(23.5)
Net Income	74.7	0.2	0.6	75.5
Net Income Attributable to Noncontrolling Interest	(0.1)	—	—	(0.1)
Net Income Attributable to BWXT	$74.6	$0.2	$0.6	$75.4

Diluted Shares Outstanding	91.5			91.5
Diluted Earnings per Common Share	$0.82	$0.00	$0.01	$0.82
Effective Tax Rate	23.9%			23.7%

Government Operations Operating Income	$83.8	$—	$—	$83.8
Commercial Operations Operating Income	$12.9	$0.3	$—	$13.1
Unallocated Corporate Operating Income	$(1.4)	$0.0	$0.6	$(0.8)

(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

EXHIBIT 1 (continued)
RECONCILIATION OF CONSOLIDATED ADJUSTED EBITDA(1)(2)(3)
(In millions)

Three Months Ended June 30, 2023
	GAAP	Restructuring Costs	Acquisition-related Costs	Non-GAAP

Net Income	$58.7	$0.8	$0.1	$59.5
Provision for Income Taxes	19.3	0.1	0.0	19.4
Other – net	(3.0)	—	—	(3.0)
Interest Expense	12.2	—	—	12.2
Interest Income	(0.5)	—	—	(0.5)
Depreciation & Amortization	19.4	—	—	19.4
Adjusted EBITDA	$106.1	$0.9	$0.1	$107.0

Three Months Ended June 30, 2022
	GAAP	Restructuring Costs	Acquisition-related Costs	Non-GAAP

Net Income	$74.7	$0.2	$0.6	$75.5
Provision for Income Taxes	23.4	0.1	0.0	23.5
Other – net	(11.1)	—	—	(11.1)
Interest Expense	8.3	—	—	8.3
Interest Income	(0.1)	—	—	(0.1)
Depreciation & Amortization	18.6	—	—	18.6
Adjusted EBITDA	$113.8	$0.3	$0.6	$114.7
RECONCILIATION OF REPORTING SEGMENT ADJUSTED EBITDA(1)(2)(3)
(In millions)

Three Months Ended June 30, 2023
	Operating Income (GAAP)	Non-GAAP Adjustments(4)	Depreciation & Amortization	Adjusted EBITDA

Government Operations	$82.2	$0.2	$13.1	$95.5
Commercial Operations	$11.0	$0.4	$4.4	$15.8

Three Months Ended June 30, 2022
	Operating Income (GAAP)	Non-GAAP Adjustments(4)	Depreciation & Amortization	Adjusted EBITDA

Government Operations	$83.8	$—	$11.9	$95.7
Commercial Operations	$12.9	$0.3	$5.0	$18.2

(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

EXHIBIT 1 (continued)
RECONCILIATION OF CONSOLIDATED FREE CASH FLOW(1)(2)(3)
(In millions)

Three Months Ended June 30, 2023

Net Cash Provided By Operating Activities	$80.6
Purchases of Property, Plant and Equipment	(39.8)
Free Cash Flow	$40.8

Three Months Ended June 30, 2022

Net Cash Provided By Operating Activities	$77.4
Purchases of Property, Plant and Equipment	(42.5)
Free Cash Flow	$34.9

(1)	Tables may not foot due to rounding.
(2)	BWXT is providing non-GAAP information regarding certain of its historical results and guidance on future earnings per share to supplement the results provided in accordance with GAAP and it should not be considered superior to, or as a substitute for, the comparable GAAP measures. BWXT believes the non-GAAP measures provide meaningful insight and transparency into the Company’s operational performance and provides these measures to investors to help facilitate comparisons of operating results with prior periods and to assist them in understanding BWXT's ongoing operations.
(3)	BWXT has not included a reconciliation of provided non-GAAP guidance to the comparable GAAP measures due to the difficulty of estimating any mark-to-market adjustments for pension and post-retirement benefits, which are determined at the end of the year.
(4)	For Non-GAAP adjustment details, see reconciliation of non-GAAP operating income and earnings per share.

(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

BWX TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
	(Unaudited) (In thousands, except share and per share amounts)
Revenues	$612,445	$554,208	$1,180,805	$1,084,946
Costs and Expenses:
Cost of operations	471,324	413,000	902,454	817,827
Research and development costs	2,595	2,611	4,799	5,564
Losses (gains) on asset disposals and impairments, net	(9)	(1)	(15)	29
Selling, general and administrative expenses	64,437	54,680	125,272	114,814
Total Costs and Expenses	538,347	470,290	1,032,510	938,234
Equity in Income of Investees	12,568	11,319	26,213	20,098
Operating Income	86,666	95,237	174,508	166,810
Other Income (Expense):
Interest income	517	73	980	190
Interest expense	(12,206)	(8,307)	(23,025)	(15,358)
Other – net	2,962	11,096	5,150	23,905
Total Other Income (Expense)	(8,727)	2,862	(16,895)	8,737
Income before Provision for Income Taxes	77,939	98,099	157,613	175,547
Provision for Income Taxes	19,274	23,418	37,955	41,792
Net Income	$58,665	$74,681	$119,658	$133,755
Net Loss (Income) Attributable to Noncontrolling Interest	(68)	(68)	31	(132)
Net Income Attributable to BWX Technologies, Inc.	$58,597	$74,613	$119,689	$133,623
Earnings per Common Share:
Basic:
Net Income Attributable to BWX Technologies, Inc.	$0.64	$0.82	$1.31	$1.46
Diluted:
Net Income Attributable to BWX Technologies, Inc.	$0.64	$0.82	$1.30	$1.46
Shares used in the computation of earnings per share:
Basic	91,626,846	91,394,853	91,565,417	91,479,226
Diluted	91,805,179	91,540,319	91,802,435	91,670,307
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

BWX TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Six Months Ended June 30,
	2023	2022
	(Unaudited) (In thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income	$119,658	$133,755
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	38,404	36,216
Income of investees, net of dividends	(4,113)	(5,616)
Recognition of losses for pension and postretirement plans	1,660	1,627
Stock-based compensation expense	8,669	8,966
Other, net	131	2,921
Changes in assets and liabilities, net of effects from acquisitions:
Accounts receivable	(4,936)	(1,925)
Accounts payable	7,071	(22,571)
Retainages	(5,808)	(92)
Contracts in progress and advance billings on contracts	(47,278)	(38,703)
Income taxes	(10,830)	(4,897)
Accrued and other current liabilities	(13,158)	(8,045)
Pension liabilities, accrued postretirement benefit obligations and employee benefits	(17,865)	(29,798)
Other, net	(4,016)	200
NET CASH PROVIDED BY OPERATING ACTIVITIES	67,589	72,038
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property, plant and equipment	(69,582)	(94,946)
Acquisition of business, net of cash acquired	—	(47,328)
Purchases of securities	(2,343)	(1,975)
Sales and maturities of securities	5,996	1,981
Investments, net of return of capital, in equity method investees	—	(22,554)
Other, net	15	71
NET CASH USED IN INVESTING ACTIVITIES	(65,914)	(164,751)
CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings of long-term debt	210,900	322,400
Repayments of long-term debt	(164,025)	(132,400)
Repurchases of common stock	—	(20,000)
Dividends paid to common shareholders	(42,735)	(40,758)
Cash paid for shares withheld to satisfy employee taxes	(6,948)	(6,044)
Settlements of forward contracts, net	(520)	1,976
Other, net	46	(128)
NET CASH (USED IN) PROVIDED BY FINANCING ACTIVITIES	(3,282)	125,046
EFFECTS OF EXCHANGE RATE CHANGES ON CASH	196	977
TOTAL (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS AND RESTRICTED CASH AND CASH EQUIVALENTS	(1,411)	33,310
CASH AND CASH EQUIVALENTS AND RESTRICTED CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	40,990	39,775
CASH AND CASH EQUIVALENTS AND RESTRICTED CASH AND CASH EQUIVALENTS AT END OF PERIOD	$39,579	$73,085
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid during the period for:
Interest	$34,602	$21,732
Income taxes (net of refunds)	$48,315	$45,187
SCHEDULE OF NON-CASH INVESTING ACTIVITY:
Accrued capital expenditures included in accounts payable	$10,694	$10,072
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

BWX TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

ASSETS

	June 30, 2023	December 31, 2022
	(Unaudited) (In thousands)
Current Assets:
Cash and cash equivalents	$33,861	$35,244
Restricted cash and cash equivalents	2,987	2,928
Investments	—	3,804
Accounts receivable – trade, net	64,299	60,782
Accounts receivable – other	30,522	26,894
Retainages	54,374	48,566
Contracts in progress	590,369	538,365
Other current assets	62,789	55,036
Total Current Assets	839,201	771,619
Property, Plant and Equipment, Net	1,183,403	1,134,897
Investments	9,000	8,097
Goodwill	297,079	293,165
Deferred Income Taxes	20,175	20,585
Investments in Unconsolidated Affiliates	104,311	100,198
Intangible Assets	191,353	193,612
Other Assets	96,052	96,766
TOTAL	$2,740,574	$2,618,939

(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

BWX TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
LIABILITIES AND STOCKHOLDERS' EQUITY

	June 30, 2023	December 31, 2022
	(Unaudited) (In thousands, except share and per share amounts)
Current Liabilities:
Current portion of long-term debt	$6,250	$6,250
Accounts payable	144,437	127,112
Accrued employee benefits	49,025	61,079
Accrued liabilities – other	60,577	84,693
Advance billings on contracts	87,772	88,726
Total Current Liabilities	348,061	367,860
Long-Term Debt	1,330,523	1,282,624
Accumulated Postretirement Benefit Obligation	17,927	18,157
Environmental Liabilities	94,866	90,989
Pension Liability	53,766	57,832
Other Liabilities	53,903	53,122
Commitments and Contingencies
Stockholders' Equity:
Common stock, par value $0.01 per share, authorized 325,000,000 shares; issued 127,986,101 and 127,671,756 shares at June 30, 2023 and December 31, 2022, respectively	1,280	1,277
Preferred stock, par value $0.01 per share, authorized 75,000,000 shares; No shares issued	—	—
Capital in excess of par value	198,106	189,263
Retained earnings	2,010,212	1,932,970
Treasury stock at cost, 36,530,126 and 36,417,480 shares at June 30, 2023 and December 31, 2022, respectively	(1,360,219)	(1,353,270)
Accumulated other comprehensive income (loss)	(7,720)	(21,930)
Stockholders' Equity – BWX Technologies, Inc.	841,659	748,310
Noncontrolling interest	(131)	45
Total Stockholders' Equity	841,528	748,355
TOTAL	$2,740,574	$2,618,939
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

BWX TECHNOLOGIES, INC.
BUSINESS SEGMENT INFORMATION

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
	(Unaudited) (In thousands)
REVENUES:
Government Operations	$491,967	$436,537	$951,853	$868,314
Commercial Operations	120,920	118,522	229,844	218,472
Eliminations	(442)	(851)	(892)	(1,840)
TOTAL	$612,445	$554,208	$1,180,805	$1,084,946

SEGMENT INCOME:
Government Operations	$82,208	$83,783	$172,768	$156,014
Commercial Operations	11,017	12,864	12,530	16,826
SUBTOTAL	$93,225	$96,647	$185,298	$172,840
Unallocated Corporate	(6,559)	(1,410)	(10,790)	(6,030)
TOTAL	$86,666	$95,237	$174,508	$166,810

DEPRECIATION AND AMORTIZATION:
Government Operations	$13,141	$11,913	$25,936	$23,121
Commercial Operations	4,362	5,033	8,721	9,862
Corporate	1,881	1,650	3,747	3,233
TOTAL	$19,384	$18,596	$38,404	$36,216

CAPITAL EXPENDITURES:
Government Operations	$23,223	$19,488	$38,491	$47,069
Commercial Operations	15,777	21,644	29,728	45,744
Corporate	802	1,403	1,363	2,133
TOTAL	$39,802	$42,535	$69,582	$94,946

BACKLOG:
Government Operations	$3,405,716	$3,989,300	$3,405,716	$3,989,300
Commercial Operations	709,254	731,420	709,254	731,420
TOTAL	$4,114,970	$4,720,720	$4,114,970	$4,720,720

BOOKINGS:
Government Operations	$788,668	$222,127	$841,405	$279,146
Commercial Operations	164,375	101,840	310,061	305,960
TOTAL	$953,043	$323,967	$1,151,466	$585,106
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.